Sunbridge Capital Emerging Markets Fund

(Investor Class – Ticker Symbol: RIMIX)

(Institutional Class – Ticker Symbol: CNRYX)

A series of Investment Managers Series Trust II

Supplement dated January 21, 2022 to the

Prospectus and Statement of Additional Information (“SAI”), each dated June 21, 2021, as amended.

Effective April 1, 2022 (the “Effective Date”), Sunbridge Capital Partners LLC (the “Advisor”) has agreed to lower its management fee for the Sunbridge Capital Emerging Markets Fund (the “Fund”) from 1.00% to 0.98% of the Fund’s average daily net assets. In addition, as of the Effective Date, the Advisor has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, of the Fund from 1.37% to 1.35% and 1.62% to 1.60% of the average daily net assets of the Fund’s Institutional Class and Investor Class shares, respectively.

Accordingly, as of the Effective Date, the following revisions are made to the Prospectus and SAI:

The “Fees and Expenses of the Fund” section beginning on page 1 of the Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Investor Class Shares	Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15
Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.98%	0.98%
Distribution (Rule 12b-1) fee	0.25%	None
Other expenses[2]	0.23%	0.23%
Shareholder servicing fee	0.15%	0.15%
All other expenses	0.08%	0.08%
Acquired fund fees and expenses[2]	0.02%	0.02%
Total annual fund operating expenses	1.48%	1.23%

[1]	The expense information in the table has been restated to reflect the current management fees, effective April 1, 2022.
[2]	“Other expenses” and “Acquired fund fees and expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates. “Other expenses” include expenses of the Fund’s Mauritius Subsidiary (defined below).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Investor Class Shares	$151	$468
Institutional Class Shares	$125	$390

The paragraph under the “Investment Advisor” section of the Prospectus on page 17 is deleted in its entirety and replaced with the following:

Pursuant to the Advisory Agreement, for its services, the Advisor is entitled to receive an annual management fee of 0.98% of the Fund’s average daily net assets, calculated daily and payable monthly. Prior to April 1, 2022, the Fund paid the Advisor an annual advisory fee of 1.00% of its average daily net assets.

The second paragraph under “Fund Expenses” heading on page 18 of the Prospectus is deleted in its entirety and replaced with the following:

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.60% and 1.35% of the average daily net assets of the Investor Class shares and Institutional Class shares of the Fund, respectively. This agreement is in effect for a period of two years following the reorganization of the Predecessor Fund, which occurred on July 9, 2021, and it may be terminated before that date only by the Trust's Board of Trustees. Sunbridge is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by Sunbridge to the Fund for a period ending three full years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Prior to April 1, 2022, the Advisor limited expenses to 1.62% and 1.37% of the average daily net assets of the Investor Class and Institutional Class shares of the Fund, respectively.

The second paragraph under “Fund Expenses” heading on page B-40 of the SAI is deleted in its entirety and replaced with the following:

The Advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.60% and 1.35% of the average daily net assets of Investor Class shares and Institutional Class shares of the Fund, respectively. This agreement is in effect for a period of two years from the date of the reorganization of the Predecessor Fund which occurred on July 9, 2021 and may be terminated before that date only by the Trust’s Board of Trustees. Prior to April 1, 2022, the Advisor limited expenses to 1.62% and 1.37% of the average daily net assets of the Investor Class and Institutional Class shares of the Fund, respectively.

As of the Effective Date, all additional references in the Fund’s Prospectus and SAI to the annual management fees and expense limitation arrangements are revised as indicated above.

Please retain this Supplement with your records.